As filed with the Securities and Exchange Commission on February 19, 2014
Securities Act File No. 333-193428

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 1

The Hartford Mutual Funds II, Inc.

(Exact Name of Registrant as Specified in Charter)

P.O. Box 2999, Hartford, Connecticut  01604-2999

(Address of Principal Executive Offices) (Zip Code)

1-610-386-4068
(Registrant’s Area Code and Telephone Number)

Edward P. Macdonald, Esq.

Hartford Funds Management Company, LLC
5 Radnor Corporate Center, Suite 300
100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

With copies to:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110-2605

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately upon filing, pursuant to Rule 485(b)
under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

THE HARTFORD MUTUAL FUNDS II, INC.

FORM N-14

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement on Form N-14

Letter to Shareholders

Part A — Combined Information Statement and Prospectus

Part B — Statement of Additional Information

Part C — Other Information

Signature Page

Exhibits

THE HARTFORD MUTUAL FUNDS II, INC.,

ON BEHALF OF

THE HARTFORD GROWTH FUND

March 5, 2014

Dear Shareholder:

At a meeting held on December 13, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (the “Company”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of The Hartford Growth Fund (“Growth”) into Hartford Growth Opportunities Fund (“Growth Opportunities” and collectively with Growth, the “Funds”), a separate series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval.  The Reorganization is expected to occur on or about April 7, 2014 (the “Closing Date”), at which time you will receive shares of Growth Opportunities of the same class and of equivalent dollar value to your shares in Growth as of the Closing Date.

After carefully considering the merits of the Reorganization, the Board determined that combining the Funds is in the best interests of each Fund’s shareholders. In connection with the Reorganization, you should note the following:

•                                          The Reorganization is expected to qualify as a tax-free transaction;

•                                          The value of your investment will not change as a result of the Reorganization; and

•                                          The Reorganization is also expected to provide shareholders of both Funds with the opportunity to potentially benefit from economies of scale.

Hartford Funds Management Company, LLC (“HFMC”), the Funds’ investment adviser, is committed to offering a differentiated product line that it believes adds value for shareholders.

The Reorganization Agreement provides for:

•                              the transfer of all of the assets of Growth to Growth Opportunities in exchange for shares of Growth Opportunities that have an aggregate net asset value equal to the aggregate net asset value of the shares of Growth on the valuation date for the Reorganization;

•                              the assumption by Growth Opportunities of all of the liabilities of Growth; and

•                              the distribution of shares of Growth Opportunities to the shareholders of Growth in complete liquidation of Growth.

The Reorganization is expected to be completed on or about April 7, 2014 at 8:00 a.m. Eastern Time based on the net asset value of each Fund as of the close of regular trading on the New York Stock Exchange on April 4, 2014, or at such earlier or later date as determined by an officer of the Company. Existing shareholders will be able to purchase shares of Growth through the close of business on or about April 1, 2014. No purchases of Growth’s shares will be allowed after that time except as set forth in the accompanying Combined Information Statement and Prospectus. Growth was closed to new investors (except as set forth in the accompanying Combined Information Statement and Prospectus) effective January 31, 2014.

The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. We do, however, ask that you review the enclosed combined Information Statement/Prospectus, which contains information about Growth Opportunities, including its investment objective, strategies, risks, performance, fees and expenses.  As of the date of the Reorganization, your assets will automatically be invested in Growth Opportunities, which has a similar investment objective, similar investment strategies (through different investment styles as explained in the attached materials) and similar risk factors as Growth.

Enclosed is an Information Statement/Prospectus which provides details of the Reorganization.

If you have any questions, please call the Funds at 1-888-843-7824.

Sincerely,

James E. Davey

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COMBINED INFORMATION STATEMENT/PROSPECTUS

March 5, 2014

INFORMATION STATEMENT FOR:

THE HARTFORD GROWTH FUND

(a series of The Hartford Mutual Funds II, Inc.)

P.O. Box 2999

Hartford, CT 06104-2999

(860) 843-9943

PROSPECTUS FOR:

HARTFORD GROWTH OPPORTUNITIES FUND

(a series of The Hartford Mutual Funds II, Inc.)

P.O. Box 2999

Hartford, CT 06104-2999

(860) 843-9943

THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

QUESTIONS AND ANSWERS ABOUT THE INFORMATION STATEMENT/PROSPECTUS

General Information About the Reorganization

Q.                                    Why am I receiving this Information Statement/Prospectus?

A.                                    The Hartford Growth Fund (“Growth”) is being reorganized into Hartford Growth Opportunities Fund (“Growth Opportunities”) (the “Reorganization”). You are receiving this combined Information Statement and Prospectus (“Information Statement/Prospectus”) because you were a shareholder of Growth as of the close of business on February 10, 2014 (the “Record Date”) and so that we can provide you with details about the Reorganization. Growth and Growth Opportunities are referred to herein as the “Funds.” Each of the Funds is a separate series of The Hartford Mutual Funds II, Inc. (the “Company”).

The Funds have similar investment objectives, investment strategies (through different investment styles) and similar risk factors. At the time of the Reorganization, shareholders of Growth (the “Shareholders”) will become shareholders of Growth Opportunities.

This Information Statement/Prospectus provides the information about Growth Opportunities that Shareholders should know when evaluating the Reorganization. We suggest that you keep this Information Statement/Prospectus for your records and future reference.

All documents may be obtained without charge by writing to the address shown above or by calling 1-888-843-7824.

Q.                                    How did the Board reach its decision to approve the Reorganization?

A.                                    In determining whether to approve the Reorganization, the Board considered, among other things, the potential impact of the Reorganization on each Fund’s shareholders and a variety of related factors, including, among others, (1) the comparability of the Funds’ investment objectives, policies and restrictions; (2) the terms and conditions of the Reorganization Agreement, including provisions intended to avoid any dilution of Shareholder interests; (3) the costs to the Funds of the Reorganization; (4) the fact that the Reorganization is intended to qualify as a tax-free reorganization under federal tax laws; (5) the fact that the pro forma net operating expenses of Growth Opportunities after the Reorganization are estimated to be the same or lower than the current net operating expenses of Growth, depending on the class of shares held; (6) the fact that the management fees of Growth Opportunities are the same as the management fees of Growth at all asset levels; (7) the fact that the Reorganization would increase the assets of Growth Opportunities, which may reduce Growth Opportunities’ overall costs through economies of scale with possible beneficial effects on Growth Opportunities’ expense ratio; and (8) possible alternatives to the Reorganization. The Board also considered that the Reorganization does not require, and, therefore, would be effected without, a vote of Growth’s Shareholders.

After careful consideration, the Board determined that the Reorganization is in the best interests of shareholders of Growth Opportunities and Growth.

Q.                                    Who is receiving this Information Statement/Prospectus?

A.                                    Shareholders of record of Growth at the Record Date are receiving this Information Statement/Prospectus.

Q.                                    Who will bear the costs of the Reorganization?

A.                                    The costs relating to the Reorganization will be borne solely by Hartford Funds Management Company, LLC (“HFMC”), the investment adviser to both Funds, or its affiliates. No such costs shall be borne by Growth or Growth Opportunities, except for any brokerage fees and brokerage-related expenses that may be incurred in connection with the Reorganization.

Q.                                    How will the Reorganization affect me as a Shareholder?

A.                                    Upon the Closing Date, shareholders of Growth will become shareholders of Growth Opportunities. Specifically, shareholders of Class A, B, C, I, R3, R4, R5 and Y shares, respectively, of Growth will receive shares of the corresponding class of Growth Opportunities that are equal in value to their shares in Growth as of the Closing Date. The number of shares you receive will depend on the relative net asset value of the Funds’ shares immediately prior to the Reorganization. Thus, although the aggregate net asset value of the shares in your account will be the same, you may receive a greater or lesser number of shares than you currently hold in Growth.

Q.                                    Can I exchange or redeem my Growth shares before the Reorganization takes place?

A.                                    Yes. You may exchange your Growth shares for appropriate shares of another Hartford Fund, or redeem your shares, at any time before the Reorganization takes place, as set forth in Growth’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction.  Existing shareholders will be able to purchase shares of Growth through the close of business on or about April 1, 2014. No purchases of Growth’s shares will be allowed after that time, other than as follows:

•                  purchases through the reinvestment of dividends;

•                  purchases by participants in existing broker-dealer wrap fee programs;

•                  purchases by registered investment advisor and bank trust firms that have an investment allocation to Growth in a fee-based, wrap or advisory account;

•                  purchases by Section 529 plans that currently include Growth within one or more of their investment options;

•                  purchases by Hartford Funds funds of funds;

•                  purchases by qualified employee benefit plans, including 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans) that have Growth available to participants on or before the closing date.

Growth was closed to new investors (with the exceptions outlined above) effective January 31, 2014.

General Information About the Funds

Q.                                    How comparable are the Funds’ investment objectives and investment strategies?

Growth and Growth Opportunities have similar investment objectives. Growth Opportunities’ investment objective is to seek long-term capital appreciation. Growth’s investment objective is to seek capital appreciation. The Funds have similar investment strategies, although each Fund uses different investment styles.

Growth Opportunities will invest, under normal circumstances, primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations, while Growth invests at least 65% of its net assets in equity securities. Although both Funds invest in equity securities which the sub-adviser believes have superior growth potential, Growth Opportunities focuses on mid- to large-capitalization companies whereas Growth focuses on large-capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index.

Growth and Growth Opportunities may invest in securities of foreign issuers and non-dollar securities up to 20% and 25% of their net assets, respectively.

For more information regarding each Fund’s investment strategies and styles, please see the “COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF GROWTH AND GROWTH OPPORTUNITIES” section below.

Q.                                    How comparable are the Funds’ risks?

A.                                    The Funds have comparable risk factors, with the exception of those risks identified immediately below.  The risks of investing in each Fund are identified in the “COMPARISON OF INVESTMENT

OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF GROWTH AND GROWTH OPPORTUNITIES” section below.

There are no risks which are unique to an investment in Growth.

The following risks are unique to an investment in Growth Opportunities: Mid-Cap Stock Risk (Principal Risk) and Active Trading Risk.

Additional Information is Available. This Information Statement/Prospectus provides the information about Growth Opportunities that Shareholders should know when evaluating the Reorganization. We suggest that you keep this Information Statement/Prospectus for your records and future reference. A Statement of Additional Information (“SAI”) dated March 1, 2014 relating to this Information Statement/Prospectus, and containing additional information about the Reorganization Agreement and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated herein by reference.  In addition, the following documents have been filed with the SEC and are available, without charge, on the Funds’ website at www.hartfordfunds.com, by calling 1-888-843-7824, or by writing to the Hartford Funds at P.O. Box 55022, Boston, MA 02205-5022: the Prospectuses of Growth and Growth Opportunities (File Nos. 811-07589 (Growth and Growth Opportunities)); and each Fund’s annual report dated October 31, 2013 and semi-annual report dated April 30, 2013 (File Nos. 811-07589 (Growth and Growth Opportunities)). Shareholders receiving this Information Statement/Prospectus will also receive a copy of Growth Opportunities’ Summary Prospectus, dated March 1, 2014, which will be mailed on or about March 14, 2014.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY OTHER REPRESENTATION OR INFORMATION, YOU SHOULD NOT RELY ON THOSE OTHER REPRESENTATIONS OR INFORMATION SINCE NEITHER GROWTH NOR GROWTH OPPORTUNITIES HAS AUTHORIZED THOSE REPRESENTATIONS.

INTRODUCTION

You should read this entire Information Statement/Prospectus carefully.  For additional information, you should consult each Fund’s Prospectus and the Combined Statement of Additional Information of the Company and The Hartford Mutual Funds, Inc. (“Hartford Mutual Funds” and together with the Company, “Hartford Funds”) (File Nos. 002-11387/811-00558 (Growth and Growth Opportunities)), as supplemented, and the Reorganization Agreement.  A copy of the Reorganization Agreement is attached hereto as APPENDIX A.

THE REORGANIZATION

At a meeting held on December 13, 2013, the Board reviewed a proposal from HFMC regarding the future of Growth, given HFMC’s belief that Growth would not experience meaningful future net inflows or growth in assets. For the reasons set forth herein, the Board approved a Reorganization Agreement that provides for the reorganization of Growth into Growth Opportunities. The Reorganization does not require shareholder approval.  The Reorganization is expected to occur on or about April 7, 2014 (the “Closing Date”), at which time you will receive shares of Growth Opportunities of the same class and of equal value to your shares in Growth as of the Closing Date.

The Reorganization Agreement provides for:

•                              the transfer of all of the assets of Growth to Growth Opportunities in exchange for shares of Growth Opportunities that have an aggregate net asset value equal to the aggregate net asset value of the shares of Growth on the valuation date for the Reorganization;

•                              the assumption by Growth Opportunities of all of the liabilities of Growth; and

•                              the distribution of shares of Growth Opportunities to the shareholders of Growth in complete liquidation of Growth.

The Reorganization is expected to be completed on the Closing Date at 8:00 a.m. Eastern Time based on the net asset value of each Fund’s shares as of the close of business on the New York Stock Exchange on April 4, 2014 (the “Valuation Date”) and after the declaration of any dividends on April 4, 2013. Existing shareholders will be able to purchase shares of Growth through the close of business on or about April 1, 2014. No purchases of Growth’s shares will be allowed after that time, other than as follows:

•                  purchases through the reinvestment of dividends;

•                  purchases by participants in existing broker-dealer wrap fee programs;

•                  purchases by registered investment advisor and bank trust firms that have an investment allocation to Growth in a fee-based, wrap or advisory account;

•                  purchases by Section 529 plans that currently include Growth within one or more of their investment options;

•                  purchases by Hartford Funds funds of funds;

•                  purchases by qualified employee benefit plans, including 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans) that have Growth available to participants on or before the closing date.

The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. As of the date of the Reorganization, your assets will automatically be invested in Growth Opportunities, which has an identical investment objective, similar investment strategies (through different investment styles as explained below) and similar risk factors as Growth.

Effects of the Reorganization on Shareholders

The Reorganization Agreement approved by the Board provides for the reorganization of Growth with and into Growth Opportunities in exchange for Class A, B, C, I, R3, R4, R5 and Y shares issued by Growth Opportunities. The net asset value of the Class A, B, C, I, R3, R4, R5 and Y shares, respectively, issued by Growth Opportunities in connection with the Reorganization will be equal at the time of the Reorganization to the net asset value of the Class A, B, C, I, R3, R4, R5 and Y shares, respectively, of Growth acquired by Growth Opportunities. As a result of the Reorganization, each Shareholder of Growth will cease to be a shareholder of that Fund and will instead become a shareholder of Growth Opportunities and will own that number of full and fractional Class A, B, C, I, R3, R4, R5 and Y shares of Growth Opportunities that have an aggregate net asset value at the time of the Reorganization equal to the aggregate net asset value of the Class A, B, C, I, R3, R4, R5 and Y shares, respectively, of Growth that were held by that Shareholder at the Valuation Date.

Tax Consequences

Growth Opportunities and Growth anticipate receiving a tax opinion from Dechert LLP to the effect that, based on certain facts, assumptions and representations, the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, in general, no gain or loss will be recognized for federal income tax purposes by Growth or its shareholders as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is included under “INFORMATION ABOUT THE REORGANIZATION — Tax Considerations.”

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF GROWTH AND GROWTH OPPORTUNITIES

The information presented in the table below reflects the investment objectives, principal investment strategies, risks and expenses of Growth Opportunities in effect at the time of Reorganization.

The investment objectives, principal investment strategies, and risks of Growth and Growth Opportunities are similar in many respects.  Each Fund is managed by the same investment adviser and sub-adviser.  The charts and summaries below describe the important similarities and differences between Growth and Growth Opportunities.  There can be no assurance that either Growth or Growth Opportunities will achieve its stated goal.  Each Fund’s investment objective may be changed by the Board without approval of the shareholders of the Fund.

There are some differences in the investment objectives, principal investment strategies and principal investment risks of Growth and Growth Opportunities, including:

•                          Growth Opportunities seeks capital appreciation, while Growth seeks long-term capital appreciation.

•                          Growth has a growth oriented investment strategy and invests at least 65% of its net assets in equity securities of companies that the sub-adviser believes have superior growth potential.  Growth tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index.  Growth Opportunities invests in common stocks covering a broad range of industries, companies and market capitalizations with a focus on mid- to large-capitalization companies that the sub-adviser believes have superior growth potential.

•                          Although both Funds may invest in foreign issuers and non-dollar securities, Growth Opportunities may invest up to 25% of its net assets in securities of foreign issuers and non-dollar securities, whereas Growth may invest up to 20% of its net assets in such securities. As a result, Growth Opportunities may be subject to the risk of investing in foreign investments to a greater extent than Growth.

•                          Growth Opportunities’ principal investment risks are similar but not identical to those of Growth. In contrast to Growth, a principal risk of investing in Growth Opportunities is Mid-Cap Stock Risk, which is the risk associated with investing in stocks of companies which may be younger or may have more limited operating histories than large-capitalization companies. As a result, mid-capitalization companies frequently rely on narrow product lines and niche markets and can suffer severely from isolated business setbacks.

•                          Also in contrast to Growth, a principal risk of investing in Growth Opportunities is Active Trading Risk, which is the risk that by actively managing a fund’s portfolio holdings relative to the portfolio holdings of one or more reference indices, the fund may experience increased transaction costs and generate increased taxable distributions to shareholders. Active management may also adversely affect a fund’s performance.

There are no differences between the rights of shareholders of Growth and Growth Opportunities.

	GROWTH	GROWTH OPPORTUNITIES

Investment objective	Seeks long-term capital appreciation.	Seeks capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities of companies that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), believes have superior growth potential.  The Fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.  Wellington Management utilizes what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale.

Under normal circumstances, the Fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the sub-adviser, Wellington Management, believes have superior growth potential with a focus on mid to large capitalization stocks.  The Fund may invest up to 25% of its net assets in foreign issuers and non-dollar securities.  The Fund may trade securities actively.  Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase.

	GROWTH	GROWTH OPPORTUNITIES

Principal Risks

The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk - Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Growth Orientation Risk -  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign

The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk - Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Growth Orientation Risk -  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign

	GROWTH	GROWTH OPPORTUNITIES

countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Mid-Cap Stock Risk - Mid capitalization stocks may be more risky than stocks of larger companies.  These companies may be young and have limited operating or business history.  Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

Fundamental Investment Restrictions	Fundamental investment restrictions are identical to those of Growth Opportunities.	Fundamental investment restrictions are identical to those of Growth.

Investment Manager and Management Fees

HFMC

The Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets, shown below.

The management fee set forth in the Fund’s investment advisory agreement is: 0.8000% of the first $250 million, 0.7000% of the next $4.75 billion, 0.6975% of the next $5 billion, and 0.6950% in excess of $10 billion annually of the Fund’s average daily net assets.

HFMC

The Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets, shown below.

The management fee set forth in the Fund’s investment advisory agreement is: 0.8000% of the first $250 million, 0.7000% of the next $4.75 billion, 0.6975% of the next $5 billion, and 0.6950% in excess of $10 billion annually of the Fund’s average daily net assets.

Investment Sub-Adviser	Wellington Management	Wellington Management

	GROWTH	GROWTH OPPORTUNITIES

and Sub-Advisory Fees	HFMC, not the Fund, pays a sub-advisory fee to Wellington Management.	HFMC, not the Fund, pays a sub-advisory fee to Wellington Management.

Portfolio Manager(s)	Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management

Michael T. Carmen, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management

Mario E. Abularach, CFA, Senior Vice President and Equity Research Analyst of Wellington Management

Stephen Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management

Net Assets (as of 10/31/13)	$664 million	$2,619 million

REASONS FOR THE REORGANIZATION

The Reorganization is being proposed to address Growth’s ongoing low asset levels and lack of growth.  The Reorganization is expected to provide Growth shareholders with lower net operating expenses as well as a greater opportunity to realize economies of scale.

HFMC, the investment adviser for both Growth and Growth Opportunities, or its affiliates will bear all costs associated with the Reorganization, except for any brokerage fees and brokerage-related expenses.

BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATION

The Reorganization was presented to the Board of the Company for consideration and approval at a meeting held on December 13, 2013.  For the reasons discussed below, the Directors, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Directors”), of the Company determined that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of each Fund and its shareholders.

The Board considered a number of factors, including the following:

•                              The Reorganization would address the ongoing low asset levels in Growth and provide an opportunity for shareholders to potentially realize economies of scale.

•                              Growth and Growth Opportunities have similar investment objectives. Growth’s investment objective is to seek long-term capital appreciation. Growth Opportunities’ investment objective is to seek capital appreciation.

•                              Growth and Growth Opportunities have similar investment strategies (although different investment styles) and similar risk factors.

•                              Growth has a two-star rating from Morningstar, while Growth Opportunities has a three-star Morningstar rating.  Growth Opportunities has also generated better performance over intermediate- and long-term periods than Growth.

•                              Growth Opportunities’ management fee schedule provides for the same fee rate at all assets levels as Growth. The Reorganization is expected to result in lower effective management fees for Growth.

•                              Shareholders are expected to experience a net expense ratio that is the same or lower than the net expense ratio they would experience as shareholders of Growth, depending on the class of shares held.

•                              Growth and Growth Opportunities have the same investment adviser, HFMC, and sub-adviser, Wellington Management. HFMC will continue to oversee the investment program of Growth Opportunities and the performance of Wellington Management after consummation of the Reorganization.

•                              The share purchase and redemption provisions for Growth and Growth Opportunities are the same.  For additional information on purchase and redemption provisions, see “MORE INFORMATION REGARDING THE FUNDS.”

•                              The Reorganization will not dilute the interests of the shareholders of the Funds.

•                              Growth and Growth Opportunities anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Code.  As such, shareholders of Growth and Growth Opportunities will not recognize gain or loss as a result of the Reorganization.  See “INFORMATION ABOUT THE REORGANIZATION — TAX CONSIDERATIONS.”

•                              HFMC or its affiliates will bear the costs of the Reorganization except for any brokerage fees and brokerage-related expenses.

•                              Growth Opportunities is the larger fund (approximately $2,619 million in assets versus $664 million in assets for Growth, as of October 31, 2013).

•                              The share class structure of Growth is identical to that of Growth Opportunities.

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF GROWTH OPPORTUNITIES’ INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

A discussion regarding the basis for the Board’s approval of the investment management and investment sub-advisory agreements of Growth Opportunities is available in the annual report to shareholders of Growth Opportunities for the fiscal year ended October 31, 2013.

COMPARISON OF FEES AND EXPENSES OF GROWTH AND GROWTH OPPORTUNITIES

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of Growth and Growth Opportunities.  It is expected that combining Growth into Growth Opportunities in the manner proposed in the Reorganization Agreement may permit shareholders of Growth Opportunities a greater opportunity to realize economies of scale.  For further information on the fees and expenses of

Growth Opportunities, please see “MORE INFORMATION REGARDING THE FUNDS” in this Information Statement/Prospectus.

OPERATING EXPENSES

The current expenses of each Fund, as of February 28, 2014, and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the table below.  Pro forma fees and expenses show estimated fees and expenses of Growth Opportunities after giving effect to the proposed Reorganization as of April 7, 2014.  Pro forma numbers are estimated in good faith and are hypothetical.

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of each Fund’s prospectus and the “Purchase and Redemption of Shares” section of each Fund’s statement of additional information.

Class A

	GROWTH FUND	GROWTH OPPORTUNITIES FUND	GROWTH OPPORTUNITIES PRO FORMA(1)
Shareholder Fees
(fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	5.50%	5.50%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested) (2)	None (under $1 million invested) (2)	None (under $1 million invested) (2)
Exchange fees	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.74%	0.71%	0.71%
Distribution and service (12b-1 fees)	0.25%	0.25%	0.25%
Other expenses	0.29%	0.23%	0.24%
Total annual fund operating expenses	1.28%	1.19%	1.20%
Fee waiver and/or expense reimbursement	0.00%(3)	0.00%(4)	0.01%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.28%(3)	1.19%(4)	1.19%(4)

Class B

	GROWTH FUND		GROWTH OPPORTUNITIES FUND		GROWTH OPPORTUNITIES PRO FORMA(1)
Shareholder Fees
(fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	5.00%		5.00%		5.00%
Exchange fees	None		None		None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.74%		0.71%		0.71%
Distribution and service (12b-1 fees)	1.00%		1.00%		1.00%
Other expenses	0.54%		0.40%		0.42%
Total annual fund operating expenses	2.28%		2.11%		2.13%
Fee waiver and/or expense reimbursement	0.23	%(3)	0.06	%(4)	0.08	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	2.05	%(3)	2.05	%(4)	2.05	%(4)

Class C

	GROWTH FUND		GROWTH OPPORTUNITIES FUND		GROWTH OPPORTUNITIES PRO FORMA(1)
Shareholder Fees
(fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	1.00%		1.00%		1.00%
Exchange fees	None		None		None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.74%		0.71%		0.71%
Distribution and service (12b-1 fees)	1.00%		1.00%		1.00%
Other expenses	0.23%		0.19%		0.19%
Total annual fund operating expenses	1.97%		1.90%		1.90%
Fee waiver and/or expense reimbursement	0.00	%(3)	0.00	%(4)	0.00	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.97	%(3)	1.90	%(4)	1.90	%(4)

Class I

	GROWTH FUND		GROWTH OPPORTUNITIES FUND		GROWTH OPPORTUNITIES PRO FORMA(1)
Shareholder Fees
(fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None		None
Exchange fees	None		None		None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.74%		0.71%		0.71%
Distribution and service (12b-1 fees)	0.00%		0.00%		0.00%
Other expenses	0.28%		0.21%		0.22%
Total annual fund operating expenses	1.02%		0.92%		0.93%
Fee waiver and/or expense reimbursement	0.00	%(3)	0.00	%(4)	0.01	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.02	%(3)	0.92	%(4)	0.92	%(4)

Class R3

	GROWTH FUND		GROWTH OPPORTUNITIES FUND		GROWTH OPPORTUNITIES PRO FORMA(1)
Shareholder Fees
(fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None		None
Exchange fees	None		None		None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.74%		0.71%		0.71%
Distribution and service (12b-1 fees)	0.50%		0.50%		0.50%
Other expenses	0.34%		0.25%		0.25%
Total annual fund operating expenses	1.58%		1.46%		1.46%
Fee waiver and/or expense reimbursement	0.08	%(3)	0.01	%(4)	0.01	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.50	%(3)	1.45	%(4)	1.45	%(4)

Class R4

	GROWTH FUND		GROWTH OPPORTUNITIES FUND		GROWTH OPPORTUNITIES PRO FORMA(1)
Shareholder Fees
(fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None		None
Exchange fees	None		None		None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.74%		0.71%		0.71%
Distribution and service (12b-1 fees)	0.25%		0.25%		0.25%
Other expenses	0.21%		0.19%		0.19%
Total annual fund operating expenses	1.20%		1.15%		1.15%
Fee waiver and/or expense reimbursement	0.00	%(3)	0.00	%(4)	0.00	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20	%(3)	1.15	%(4)	1.15	%(4)

Class R5

	GROWTH FUND		GROWTH OPPORTUNITIES FUND		GROWTH OPPORTUNITIES PRO FORMA(1)
Shareholder Fees
(fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None		None
Exchange fees	None		None		None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.74%		0.71%		0.71%
Distribution and service (12b-1 fees)	0.00%		0.00%		0.00%
Other expenses	0.17%		0.14%		0.14%
Total annual fund operating expenses	0.91%		0.85%		0.85%
Fee waiver and/or expense reimbursement	0.01	%(3)	0.00	%(4)	0.00	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.90	%(3)	0.85	%(4)	0.85	%(4)

Class Y

	GROWTH FUND		GROWTH OPPORTUNITIES FUND		GROWTH OPPORTUNITIES PRO FORMA(1)
Shareholder Fees
(fee paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None		None
Exchange fees	None		None		None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.74%		0.71%		0.71%
Distribution and service (12b-1 fees)	0.00%		0.00%		0.00%
Other expenses	0.06%		0.04%		0.04%
Total annual fund operating expenses	0.80%		0.75%		0.75%
Fee waiver and/or expense reimbursement	0.00	%(3)	0.00	%(4)	0.00	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.80	%(3)	0.75	%(4)	0.75	%(4)

(1) Reflects pro forma amounts following the Reorganization.

(2) For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(3) HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.30% (Class A), 2.05% (Class B), 2.05% (Class C), 1.05% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5) and 0.85% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms thereafter unlessHFMC or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

(4) HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.19% (Class A), 2.05% (Class B), 2.05% (Class C), 0.92% (Class I), 1.45% (Class R3), 1.15% (Class R4), 0.85% (Class R5) and 0.85% (Class Y).  In addition, HASCO, the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  The contractual arrangement with HFMC will remain in effect until February 28, 2015. The contractual arrangement with HASCO will remain in effect until February 28, 2015, and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

(*) The management fees reflect the percentage charged to the Fund based on the management fee rate schedule set forth in the Management and Performance section of the prospectus and the aggregate net assets of the Fund as a whole.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the Funds and in Growth Opportunities (after the Reorganization) on a pro forma basis.  The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions

•                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Class A

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$673	$934	$1,214	$2,010
GROWTH OPPORTUNITIES FUND	$665	$907	$1,168	$1,914
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$665	$909	$1,172	$1,924

Class B

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$708	$990	$1,399	$2,346
GROWTH OPPORTUNITIES FUND	$708	$955	$1,328	$2,202
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$708	$959	$1,337	$2,218

Class C

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$300	$618	$1,062	$2,296
GROWTH OPPORTUNITIES FUND	$293	$597	$1,026	$2,222
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$293	$597	$1,026	$2,222

Class I

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$104	$325	$563	$1,248
GROWTH OPPORTUNITIES FUND	$94	$293	$509	$1,131
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$94	$295	$514	$1,142

Class R3

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$153	$491	$853	$1,872
GROWTH OPPORTUNITIES FUND	$148	$461	$796	$1,745
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$148	$461	$796	$1,745

Class R4

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$122	$381	$660	$1,455
GROWTH OPPORTUNITIES FUND	$117	$365	$633	$1,398
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$117	$365	$633	$1,398

Class R5

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$92	$289	$503	$1,119
GROWTH OPPORTUNITIES FUND	$87	$271	$471	$1,049
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$87	$271	$471	$1,049

Class Y

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$82	$255	$444	$990
GROWTH OPPORTUNITIES FUND	$77	$240	$417	$930
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$77	$240	$417	$930

You would pay the following expenses if you did not redeem your shares:

Class A

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$673	$934	$1,214	$2,010
GROWTH OPPORTUNITIES FUND	$665	$907	$1,168	$1,914
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$665	$909	$1,172	$1,924

Class B

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$208	$690	$1,199	$2,346
GROWTH OPPORTUNITIES FUND	$208	$655	$1,128	$2,202
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$208	$659	$1,137	$2,218

Class C

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$200	$618	$1,062	$2,296
GROWTH OPPORTUNITIES FUND	$193	$597	$1,026	$2,222
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$193	$597	$1,026	$2,222

Class I

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$104	$325	$563	$1,248
GROWTH OPPORTUNITIES FUND	$94	$293	$509	$1,131
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$94	$295	$514	$1,142

Class R3

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$153	$491	$853	$1,872
GROWTH OPPORTUNITIES FUND	$148	$461	$796	$1,745
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$148	$461	$796	$1,745

Class R4

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$122	$381	$660	$1,455
GROWTH OPPORTUNITIES FUND	$117	$365	$633	$1,398
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$117	$365	$633	$1,398

Class R5

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$92	$289	$503	$1,119
GROWTH OPPORTUNITIES FUND	$87	$271	$471	$1,049
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$87	$271	$471	$1,049

Class Y

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$82	$255	$444	$990
GROWTH OPPORTUNITIES FUND	$77	$240	$417	$930
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$77	$240	$417	$930

(1) Reflects pro forma amounts following the Reorganization.

PORTFOLIO TURNOVER

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Funds’ performance.  During the most recent fiscal year, the portfolio turnover rate for Growth was 47% and the portfolio turnover rate for Growth Opportunities was 120%, in each case of the average value of its portfolio.

MANAGEMENT AND PERFORMANCE OF GROWTH OPPORTUNITIES

THE INVESTMENT ADVISER AND SUB-ADVISER

HFMC has overall responsibility for the management of Growth Opportunities.  For such services, Growth Opportunities pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of Growth Opportunities’ average daily net assets. The investment management fee paid by Growth Opportunities to HFMC, as of February 28, 2014, is shown below:

AVERAGE DAILY NET ASSETS	RATE
First $250 million	0.8000%
Next $4.75 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

For more information about HFMC, see “MORE INFORMATION REGARDING THE FUNDS — INVESTMENT MANAGEMENT ARRANGEMENTS” below.

HFMC has entered into a sub-advisory agreement with Wellington Management to provide day-to-day management for Growth Opportunities’ portfolio (the “Agreement”).  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $834 billion in assets.

Pursuant to the Agreement, Wellington Management, subject to the general supervision of the Board and HFMC, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of Growth Opportunities and furnishing the Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the Fund.  For such services, Wellington Management receives compensation from HFMC, not Growth Opportunities.

The following individuals have responsibility for the day-to-day management of Growth Opportunities:

Michael T. Carmen, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for Growth Opportunities since its inception in 2005.  Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA, Senior Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management for Growth Opportunities since 2006 and has been involved in securities analysis for the Fund since 2001. Mr. Abularach joined Wellington Management as an investment professional in 2001.

Stephen Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for Growth Opportunities since 2010 and has been involved in securities analysis for the Fund since 2003. Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Growth Opportunities’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in Growth Opportunities.

EXPENSE CAPS

The following information supplements the information regarding contractual expense reimbursements under “COMPARISON OF FEES AND EXPENSES OF GROWTH AND GROWTH OPPORTUNITIES.”

With respect to Growth Opportunities, HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.19% (Class A), 2.05% (Class B), 2.05% (Class C), 0.92% (Class I), 1.45% (Class R3), 1.15% (Class R4), 0.85% (Class R5) and 0.85% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), Growth Opportunities’ transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement with HFMC will remain in effect until February 28, 2015. The contractual arrangement with HASCO will remain in effect until February 28, 2015, and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of Growth Opportunities.

PERFORMANCE OF GROWTH AND GROWTH OPPORTUNITIES

The performance information below indicates the risks of investing in Growth and Growth Opportunities.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Would be lower if each Fund’s operating expenses had not been limited.

The bar charts:

•                 Show how each Fund’s total return has varied from year to year

•                  Do not include the effect of sales charges.  If sales charges were reflected in the bar charts, returns would have been lower

•                  Show the returns of each Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The table following each Fund’s bar chart shows returns for the Fund over time compared to those of one or more broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “PERFORMANCE NOTES” section following the table.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

GROWTH FUND —

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest 20.14% (1st quarter, 2012)   Lowest  -20.56% (4th quarter, 2008)

The Fund’s Class A shares year-to-date return as of December 31, 2013 was 35.07%.

Average annual total returns for periods ending December 31, 2013
(including sales charges)

Share Classes	1 Year	5 Years	10 Years
Class A - Return Before Taxes	27.64%	16.51%	5.88%
- After Taxes on Distributions	24.38%	15.91%	5.37%
- After Taxes on Distributions and Sale of Fund Shares	18.10%	13.34%	4.75%
Share Classes (Return Before Taxes)
Class B	29.06%	16.78%	5.87%
Class C	33.22%	17.00%	5.73%
Class I	35.41%	18.20%	6.73%
Class R3	34.76%	17.55%	6.45%
Class R4	35.19%	17.91%	6.69%
Class R5	35.55%	18.16%	6.86%
Class Y	35.66%	18.40%	7.00%
Russell 1000 Growth Index
(reflects no deduction for fees, expenses or taxes)	33.48%	20.39%	7.83%

PERFORMANCE NOTES

The following notes supplement the performance table above and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

GROWTH OPPORTUNITIES FUND —

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest 21.36% (1st quarter, 2012)   Lowest  -25.23% (4th quarter, 2008)

The Fund’s Class A shares year-to-date return as of December 31, 2013 was 34.75%.

Average annual total returns for periods ending December 31, 2013
(including sales charges)

Share Classes	1 Year	5 Years	10 Years
Class A - Return Before Taxes	27.34%	17.12%	8.72%
- After Taxes on Distributions	26.18%	16.90%	8.02%
- After Taxes on Distributions and Sale of Fund Shares	16.35%	13.89%	7.03%
Share Classes (Return Before Taxes)
Class B	28.71%	17.35%	8.69%
Class C	32.78%	17.60%	8.57%
Class I	35.10%	18.81%	9.61%
Class R3	34.40%	18.16%	9.32%
Class R4	34.79%	18.53%	9.57%
Class R5	35.22%	18.88%	9.79%
Class Y	35.33%	19.00%	9.87%
Russell 3000 Growth Index
(reflects no deduction for fees, expenses or taxes)	34.23%	20.56%	7.95%
Russell 1000 Growth Index
(reflects no deduction for fees, expenses or taxes)	33.48%	20.39%	7.83%

PERFORMANCE NOTES

The following notes supplement the performance table above and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

The Reorganization Agreement provides for the transfer of all of the assets and liabilities of Growth to Growth Opportunities solely in exchange for corresponding Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 or Class Y shares of Growth Opportunities.  Growth will distribute the shares of Growth Opportunities received in the exchange to its shareholders, and then Growth will be liquidated.

After the Reorganization, each shareholder of Growth will own shares in Growth Opportunities having an aggregate value equal to the aggregate value of shares of Growth held by that shareholder as of the close of business on the business day preceding the Closing Date.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of Growth Opportunities in the names of the shareholders of Growth and transferring to those shareholders’ accounts the same class of shares representing such shareholders’ interests previously credited to the accounts of Growth.  No sales charges or fees of any kind will be charged to the shareholders of Growth in connection with their receipt of shares of Growth Opportunities in the Reorganization.

Until the Closing Date, shareholders of Growth will continue to be able to redeem their shares.  Redemption requests received after the Closing Date will be treated as requests for the redemption of Growth Opportunities shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions.  The Reorganization Agreement also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be amended or terminated by mutual agreement of the parties or on certain other grounds.  For a complete description of the terms and conditions of the Reorganization, see the Agreement and Plan of Reorganization at APPENDIX A, which qualifies in its entirety the foregoing summary of the Reorganization Agreement.

TAX CONSIDERATIONS

The Reorganization is expected to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  It is intended that, as a result of the Reorganization:

(1) the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a);

(2) the Shareholders will recognize no gain or loss on their receipt of voting shares of Growth Opportunities solely in exchange for their voting shares of Growth pursuant to the Reorganization;

(3) Growth will not recognize gain or loss on the transfer of all of its assets to Growth Opportunities solely in exchange for voting shares of Growth Opportunities and the assumption by Growth Opportunities of Growth’s Liabilities pursuant to the Reorganization, except that Growth may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(4) Growth will not recognize gain or loss on its distribution of the voting shares of Growth Opportunities to its Shareholders pursuant to the liquidation of Growth;

(5) Growth Opportunities will not recognize gain or loss on its acquisition of all of the assets of Growth solely in exchange for voting shares of Growth Opportunities and the assumption by Growth Opportunities of Growth’s liabilities;

(6) the aggregate tax basis of the voting shares of Growth Opportunities received by each of Growth’s Shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of Growth surrendered in exchange therefor;

(7) the holding period of the voting shares of Growth Opportunities received by each of the Shareholders pursuant to the Reorganization will include the period that the Shareholder held the voting shares of Growth exchanged therefor, provided that the Shareholder held such shares as a capital asset on the date of the Reorganization;

(8) Growth Opportunities’ basis in the assets of Growth received pursuant to the Reorganization will equal Growth’s basis in the assets immediately before the Reorganization; and

(9) Growth Opportunities’ holding period in Growth’s assets received pursuant to the Reorganization will include the period during which Growth held the assets (except where investment activities of Growth Opportunities have the effect of reducing or eliminating a holding period with respect to an asset).

Shareholders of Growth should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

As a condition to the Closing, the Funds will request an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

In addition, as of October 31, 2013, the Funds had no capital loss carryovers.  The amount of the Funds’ capital loss carryovers as of the date of the Reorganization may differ.  Growth Opportunities’ ability to use the capital loss carryovers of Growth, if any, to offset gains of Growth Opportunities in a given year after the Reorganization may be limited by loss limitation rules under Federal tax law.  If capital loss carryovers of Growth are limited by those rules, it is possible that the limitations could result in a portion of Growth’s capital loss carryovers, if any, eventually expiring unused.  The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, Growth and Growth Opportunities at the time of the Reorganization and thus cannot be calculated precisely at this time.

EXPENSES OF THE REORGANIZATION

HFMC or its affiliates will bear all of the expenses relating to the Reorganization, except any brokerage fees and any brokerage-related expenses.  The costs of the Reorganization shall include, but not be limited to preparation of the Information Statement/Prospectus, printing and distributing the Information Statement/Prospectus, legal fees, accounting fees and securities registration fees.

ACCOUNTING SURVIVOR

Growth Opportunities will be the accounting survivor of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

Each of Growth and Growth Opportunities is a series of the Company.  The Company is a Maryland corporation registered as an open-end management investment company.  The Company is governed by its Board, which currently consist of nine (9) directors, seven (7) of whom are not “interested persons” (as defined in the 1940 Act).

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Dividends from net investment income and capital gains of the Funds are normally declared and paid annually.

Notwithstanding the foregoing, the Board has delegated authority to each Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid adverse tax consequences.  Further, each Fund reserves the right to change its dividend distribution policy at the discretion of the Board. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824. Any election by Growth shareholders to receive dividends in cash will remain in effect with respect to the Growth Opportunities shares you receive following the Reorganization. Your election will remain in effect with respect to your interest in Growth Opportunities unless and until you provide notice to the Company of your intention to revoke such election.

DISCLOSURE OF FUND HOLDINGS

Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund also will publicly disclose on its web site its largest ten holdings in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

CAPITALIZATION OF THE FUNDS

The following table shows on an unaudited basis the capitalization of each Fund and the capitalization of Growth Opportunities after the Reorganization on a pro forma basis after giving effect to the Reorganization, each as of October 31, 2013.

	NET ASSETS (THOUSANDS)	NET ASSET VALUE PER SHARE	SHARES OUTSTANDING (THOUSANDS)
HARTFORD GROWTH OPPORTUNITIES FUND – CLASS A	$982,699	$38.68	25,405
HARTFORD GROWTH OPPORTUNITIES FUND – CLASS B	$24,296	$30.38	800
HARTFORD GROWTH OPPORTUNITIES FUND – CLASS C	$176,392	$30.51	5,781
HARTFORD GROWTH OPPORTUNITIES FUND – CLASS I	$1,288,788	$39.49	32,632
HARTFORD GROWTH OPPORTUNITIES FUND – CLASS R3	$24,924	$39.21	636
HARTFORD GROWTH OPPORTUNITIES FUND – CLASS R4	$44,353	$40.06	1,107
HARTFORD GROWTH OPPORTUNITIES FUND – CLASS R5	$20,243	$40.76	497
HARTFORD GROWTH OPPORTUNITIES FUND – CLASS Y	$57,712	$41.02	1,407
TOTAL	$2,619,397
HARTFORD GROWTH FUND – CLASS A	$379,258	$23.52	16,125
HARTFORD GROWTH FUND – CLASS B	$5,331	$19.26	277
HARTFORD GROWTH FUND – CLASS C	$37,227	$19.30	1,929
HARTFORD GROWTH FUND – CLASS I	$225,416	$23.99	9,398
HARTFORD GROWTH FUND – CLASS R3	$932	$23.75	39

	NET ASSETS (THOUSANDS)	NET ASSET VALUE PER SHARE	SHARES OUTSTANDING (THOUSANDS)
HARTFORD GROWTH FUND – CLASS R4	$3,447	$24.24	142
HARTFORD GROWTH FUND – CLASS R5	$512	$24.59	21
HARTFORD GROWTH FUND – CLASS Y	$11,627	$24.89	469
TOTAL	$663,750
HARTFORD GROWTH OPPORTUNITIES FUND – PRO FORMA – INCLUDING HARTFORD GROWTH FUND – CLASS A (1)	$1,361,957	$38.68	35,210
HARTFORD GROWTH OPPORTUNITIES FUND – PRO FORMA – INCLUDING HARTFORD GROWTH FUND – CLASS B (1)	$29,627	$30.38	975
HARTFORD GROWTH OPPORTUNITIES FUND – PRO FORMA – INCLUDING HARTFORD GROWTH FUND – CLASS C (1)	$213,619	$30.51	7,001
HARTFORD GROWTH OPPORTUNITIES FUND – PRO FORMA – INCLUDING HARTFORD GROWTH FUND – CLASS I (1)	$1,514,194	$39.49	38,340
HARTFORD GROWTH OPPORTUNITIES FUND – PRO FORMA – INCLUDING HARTFORD GROWTH FUND – CLASS R3 (1)	$25,856	$39.21	660
HARTFORD GROWTH OPPORTUNITIES FUND – PRO FORMA – INCLUDING HARTFORD GROWTH FUND – CLASS R4 (1)	$47,800	$40.06	1,193
HARTFORD GROWTH OPPORTUNITIES FUND – PRO FORMA – INCLUDING HARTFORD GROWTH FUND – CLASS R5 (1)	$20,755	$40.76	510
HARTFORD GROWTH OPPORTUNITIES FUND – PRO FORMA – INCLUDING HARTFORD GROWTH FUND – CLASS Y (1)	$69,339	$41.02	1,690
TOTAL	$3,283,147

(1)   Reflects pro forma amounts following the Reorganization.

GENERAL INFORMATION

INVESTMENT MANAGER, TRANSFER AGENT, AND PRINCIPAL UNDERWRITER

HFMC, the Funds’ investment manager and principal underwriter, is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.  HASCO, each Fund’s transfer agent, is located at 30 Dan Road, Suite 55022, Canton, MA 02021-2809.  HFMC and HASCO are affiliates of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“E&Y”) serves as the Independent Registered Public Accounting Firm for each Fund. E&Y is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of E&Y is 220 South 6th Street, Suite 1400, Minneapolis, Minnesota 55402.

SHAREHOLDER REPORTS

Shareholders can find important information about each Fund in its annual report dated October 31, 2013 and semi-annual report dated April 30, 2013, each of which has been previously mailed to shareholders.  A free copy of each Annual/Semi-Annual Report and each Fund’s prospectus is available on the Funds’ website at www.hartfordfunds.com, upon request by writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 or by calling 1-888-843-7824.

BENEFICIAL OWNERS

As of February 10, 2014, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund’s shares.  As of February 10, 2014, to the knowledge of the Company, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Funds, except as listed in Appendix B.

As of October 31, 2013, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Company’s investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The

Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

INFORMATION ABOUT THE FUNDS

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and file reports and other information with the SEC.  Proxy materials, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.  The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

MORE INFORMATION REGARDING THE FUNDS

The following information applies to Growth and Growth Opportunities.

INVESTMENT MANAGEMENT ARRANGEMENTS

The assets of the Funds are managed by HFMC, which selects sub-advisers, which in turn employ portfolio manager(s) in connection with their management of the Funds.  All such advisers to the Funds are overseen by the Funds’ Board.  You can find additional information about the Company’s directors and officers in the Funds’ Statement of Additional Information dated February 28, 2014.  HFMC hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with Wellington Management with respect to the Funds.  The investment manager also monitors the sub-advisers’ buying and selling of securities.  For the sub-advisory services it provides to each Fund, Wellington Management is paid a sub-advisory fee by HFMC, not the Fund.

HFMC is a wholly owned subsidiary of The Hartford, a Connecticut financial services company.

Hartford Funds Distributors, LLC (“HFD”) and/or its affiliates may pay, out of their own resources and not out of Fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries.  See the subsection titled “PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES” in this section of this Information Statement/Prospectus.

HFMC relies on an exemptive order from the SEC under which it uses a “Manager of Managers” structure.  HFMC has responsibility, subject to oversight by the Board, to oversee each Fund’s sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits HFMC to appoint a sub-adviser not affiliated with HFMC, with the approval of the Board and without obtaining approval from a Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the affected shareholders will receive information about the new sub-advisory relationship.

DISTRIBUTION ARRANGEMENTS

HFD serves as the principal underwriter for the Funds pursuant to an Underwriting Agreement approved by the Board of the Company.  HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).  Shares of the Funds are continuously offered and sold by selected broker-dealers who have selling agreements with HFD.  Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Funds.  Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature.  HFD is not obligated to sell any specific amount of shares of the Funds.

DISTRIBUTION PLANS — CLASS A, CLASS B, CLASS C, CLASS R3 AND CLASS R4 SHARES

The Company, on behalf of each Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Board in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA rule regarding asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, a Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of a Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

CLASS R3 PLAN Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

CLASS R4 PLAN Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

GENERAL Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of a Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell a Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing reports used for sales literature and related expenses (i.e., advertisements and sales literature); and (e) other distribution related expenses and for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans which means that a Fund pays HFD the entire fee regardless of HFD’s expenditures.  Conversely, even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to a Fund, for review by the applicable Board, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In the Board’s quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board, including at least a majority of directors who are not, and were not at the time they voted, interested persons of a Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. Potential benefits which the Plans may provide to a Fund include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity, the ability to sell shares of a Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board believes that there is a reasonable likelihood that the Plans will benefit a Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund affected thereby.  A Plan will automatically terminate in the event of its assignment.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about different types of compensation paid by HFD and/or its affiliates to other entities with respect to the Hartford Funds.

As explained in more detail below under the sections entitled “Additional Compensation Payments to Financial Intermediaries” and “Compensation to Servicing Intermediaries,” the Investment Manager and/or its affiliates (1) make payments out of their own assets to broker-dealers and financial institutions (“Financial Intermediaries”) to encourage the sale of Hartford Funds’ shares (“Additional Payments”) and/or (2) pay Financial Intermediaries and other intermediaries that provide certain services with respect to Hartford Funds (collectively, “Servicing Intermediaries”) compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).

The commissions, Additional Payments, Servicing Payments, and other payments may vary from one product to another.  For this reason, (1) if your Financial Intermediary receives greater payments with respect to Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product and/or (2) if your Servicing Intermediary receives greater payments with respect to Hartford Funds, it may choose to provide services to Hartford Funds rather than to other investment products for which it may receive a lower payment.

Commissions and Rule 12b-1 Payments.  HFD and/or its affiliates make a variety of payments to Financial Intermediaries that sell the shares of, and/or provide services to, Hartford Funds.  HFD and/or its affiliates pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, the Investment Manager and/or its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; (iii) the amount of Hartford Fund shares sold through that Financial Intermediary; and (iv) the mix of equity and fixed income funds sold through that Financial Intermediary.   The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed 0.11% of the average net assets of Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, the Investment Manager and its affiliates incurred approximately $34.7 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

•                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

•                  “Due diligence” payments for a Financial Intermediary’s examination of Hartford Funds and payments for providing extra employee training and information relating to Hartford Funds;

•                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

•                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

•                  Provision of educational programs, including information and related support materials;

•                  Provision of computer hardware and software; and

•                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, the Investment Manager and/or its affiliates has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial, Woodbury Financial Services, Inc., Ameriprise Financial Services, Inc.,  Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group, Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc.,

First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investment Services., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Securities Corp., Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney LLC, National Financial Services LLC, Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc., Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc.,  RBC Capital Markets Corporation,  Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc. and Wells Fargo Advisors, LLC.  The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  The Investment Manager, HASCO and/or their affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to Hartford Funds rather than to other investment products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed 20% of the average net assets of Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, the Investment Manager incurred approximately $7.1 million in total Servicing Payments and these Servicing Payments did not exceed $3.2 million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from Hartford Funds.  Although some of these payments are calculated based on average net assets of Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $18 per account.

The Servicing Payment made to Servicing Intermediaries may be paid out of 12b-1 fees, administration fees or other fees.  Any other fees payable for services provided by a Servicing Intermediary are paid by the Investment Manager out of its own resources and not as an expense to or out of the assets of the Funds.

As of January 1, 2014, the Investment Manager, HASCO and/or their affiliates have entered into arrangements to pay Servicing Payments or makes Servicing Payments to the following entities:  401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; AMG Service Corp.,  Ascensus, Inc.; Benefit Trust Co., BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab; CitiStreet, LLC; Citigroup Global Markets, Inc; CPI Qualified Plan Consultants, Inc.; Daily Access Corp., D.A. Davidson & Co; Davenport & Company LLC , Digital Retirement Services, Diversified Investment Advisors, Inc.; Edward D. Jones & Co, Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Financial Data Services, Inc.; Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; Hewitt Associates LLC , ICMA-R; ING Life Insurance and Annuity Co.; International Clearing Trust Company; Janney Montgomery Scott LLC , J.J.B. Hilliard W.L Lyons LLC,  J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; LPL Financial Corporation, MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Morgan Keegan & Company Inc; Morgan

Stanley & Co Inc,  Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; National Investment Services; Nationwide Investment Service;  Newport Group, Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAI); Oppenheimer & Co Inc., Pershing LLC, Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Raymond James & Associates Inc., RBC Capital Markers Corporation, Reliance Trust Company; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Standard Retirement Services, Inc.;  Stifel, Nicolaus & Company Inc.,  T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; UBS Financial Services Inc.,  Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.  The Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.

TRANSACTION POLICIES

EXECUTION OF REQUESTS

Each Fund is open on those days when the New York Stock Exchange (the “Exchange”) is open, typically Monday through Friday.  Buy and sell requests are executed at the next net asset value per share (“NAV”) calculated after a shareholder’s request is received, if such shareholder’s order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

Shares of each Fund may be purchased or sold on the web, by telephone, by wire or by mail.  Existing shareholders may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided in each Fund’s prospectus and will be sent from that address to the transfer agent for processing.  Requests to purchase or sell Fund shares will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone.  During these times, shareholders should consider visiting www.hartfordfunds.com or consider sending their request in writing.

In unusual circumstances, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

REQUESTS IN “GOOD ORDER”

All purchase and redemption requests must be received by a Fund in “good order.” This means that a shareholder’s request must include:

•     The shareholder’s name, date of birth, residential address, and social security number.

•     The Fund name, share class and account number.

•     The amount of the transaction (in dollars or shares).

•     Signatures of all owners exactly as registered on the account (for mail requests).

•     Medallion signature guarantee or Signature Validation Program stamp (if required).

•     Any supporting legal documentation that may be required.

EXCHANGES

Shareholders may exchange one class of shares of one fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Shareholders may be subject to tax liability or sales charges as a result of an exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

Each Fund reserves the right at any time in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.

Shareholders that intend to trade frequently or use market timing investment strategies should not purchase the Hartford Funds.

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Funds.  The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; and (4) transactions of $1,000 or less.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2)  Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

PURCHASE AND SALE OF FUND SHARES.

Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of Growth Opportunities’ prospectus.

You may sell your shares of the Funds on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.

VALUATION OF SHARES

The NAV is determined for each class of a Fund’s shares as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (for purposes of this section, the “Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of that Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in a Fund’s portfolio for which market quotes are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or instrument as determined in good faith under policies and procedures established by and under the supervision of that Fund’s board of directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of a Fund.  The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.  Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded.  There can be no assurance that a Fund could obtain the fair value assigned to an investment if a Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by a Fund’s Board.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions.  Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending.  Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by a Fund’s Board.

For additional information regarding particular types of investments, please see the “DETERMINATION OF NET ASSET VALUE” section of the Funds’ Statement of Additional Information.

TAXES

TAXABILITY OF DIVIDENDS

Unless a shareholder holds shares in a tax-advantaged account, dividends and distributions received from a Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long a Fund shareholder has held its shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by a Fund to tax-deferred retirement plan accounts are not taxable currently.

TAXABILITY OF TRANSACTIONS

Unless a shareholder holds shares in a tax-advantaged account, any time a shareholder sells or exchanges shares, it is considered a taxable event for such shareholder.  Shareholders may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long such shareholder held its shares.  Shareholders are responsible for any tax liabilities generated by their transactions.  Shareholders should consult their tax advisor if they sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholders may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

ADDITIONAL INFORMATION

A Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to a shareholder if such shareholder fails to provide the Fund with correct taxpayer identification number or to make required certifications, or if such shareholder has been notified by the Internal Revenue Service (“IRS”) that it is subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against such shareholder’s U.S. federal income tax liability.

IRS Regulations require a Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  A Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, a Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, a shareholder’s request must be received in writing by completing the appropriate part of its account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

A Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to any shareholder that is a non-resident alien or foreign entity if there is no applicable tax treaty or if such shareholder is claiming reduced withholding under a tax treaty and has not properly completed and signed the appropriate IRS Form W-8.  Shareholders, as applicable, also must complete and send to us the appropriate IRS Form W-8 to certify such shareholder’s foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from a Fund may also be subject to state, local and foreign taxes.  Shareholders should consult their own tax advisor regarding the particular tax consequences of an investment in a Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice.  Shareholders should consult their personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS FOR GROWTH OPPORTUNITIES

The financial highlights table for Growth Opportunities is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Growth Opportunities share.  The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in Growth Opportunities (assuming reinvestment of all dividends and distributions).  The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, Growth Opportunities’ independent registered public accounting firm, whose report, along with Growth Opportunities’ financial statements and financial highlights, is included in Growth Opportunities’ annual report, which is available upon request.

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets Before Adjustments(C)	Ratio of Expenses to Average Net Assets After Adjustments(C)	Ratio of Net Investment Income to Average Net Assets
For the Year Ended October 31, 2013
A	$29.60	$(0.10)	$9.18	$9.08	$—	$—	$—	$38.68	30.68%	$982,699	1.19%	1.19%	(0.30)%
B	23.43	(0.28)	7.23	6.95	—	—	—	30.38	29.66	24,296	2.11	1.96	(1.05)
C	23.52	(0.27)	7.26	6.99	—	—	—	30.51	29.72	176,392	1.90	1.90	(1.01)
I	30.14	(0.01)	9.36	9.35	—	—	—	39.49	31.02	1,288,778	0.92	0.92	(0.03)
R3	30.09	(0.19)	9.31	9.12	—	—	—	39.21	30.31	24,924	1.46	1.45	(0.56)
R4	30.64	(0.09)	9.51	9.42	—	—	—	40.06	30.74	44,353	1.15	1.15	(0.25)
R5	31.09	0.01	9.66	9.67	—	—	—	40.76	31.10	20,243	0.85	0.85	0.04
Y	31.25	0.05	9.72	9.77	—	—	—	41.02	31.26	57,712	0.75	0.75	0.14

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets Before Adjustments(C)	Ratio of Expenses to Average Net Assets After Adjustments(C)	Ratio of Net Investment Income to Average Net Assets
For the Year Ended October 31, 2012
A	$25.98	$(0.15)	$3.77	$3.62	$—	$—	$—	$29.60	13.93%	$748,795	1.23%	1.21%	(0.54)%
B	20.72	(0.28)	2.99	2.71	—	—	—	23.43	13.08	23,529	2.15	1.96	(1.29)
C	20.80	(0.28)	3.00	2.72	—	—	—	23.52	13.08	123,174	1.93	1.93	(1.26)
I	26.39	(0.08)	3.83	3.75	—	—	—	30.14	14.21	893,563	0.95	0.95	(0.28)
R3	26.48	(0.22)	3.83	3.61	—	—	—	30.09	13.63	17,259	1.48	1.45	(0.78)
R4	26.89	(0.14)	3.89	3.75	—	—	—	30.64	13.95	38,458	1.16	1.15	(0.47)
R5	27.20	(0.05)	3.94	3.89	—	—	—	31.09	14.30	14,935	0.86	0.85	(0.17)
Y	27.32	(0.03)	3.96	3.93	—	—	—	31.25	14.39	46,782	0.76	0.76	(0.09)

For the Year Ended October 31, 2011
A(D)	$24.78	$0.02	$1.18	$1.20	$—	$—	$—	$25.98	4.84%	$754,532	1.22%	1.22%	0.06%
B	19.93	(0.29)	1.08	0.79	—	—	—	20.72	3.96	27,884	2.13	2.04	(1.32)
C	19.98	(0.26)	1.08	0.82	—	—	—	20.80	4.10	128,016	1.92	1.92	(1.20)
I	25.10	(0.06)	1.35	1.29	—	—	—	26.39	5.14	791,091	0.92	0.92	(0.22)
R3	25.31	(0.20)	1.37	1.17	—	—	—	26.48	4.62	13,444	1.48	1.45	(0.74)
R4	25.63	(0.12)	1.38	1.26	—	—	—	26.89	4.92	36,249	1.16	1.15	(0.43)
R5	25.85	(0.04)	1.39	1.35	—	—	—	27.20	5.22	14,132	0.86	0.85	(0.15)
Y	25.94	(0.01)	1.39	1.38	—	—	—	27.32	5.32	98,278	0.76	0.76	(0.04)

For the Year Ended October 31, 2010
A	$20.69	$(0.13)	$4.22	$4.09	$—	$—	$—	$24.78	19.77%	$431,465	1.35%	1.32%	(0.57)%
B	16.77	(0.25)	3.41	3.16	—	—	—	19.93	18.84	34,559	2.18	2.07	(1.33)
C	16.78	(0.23)	3.43	3.20	—	—	—	19.98	19.07	156,903	1.95	1.95	(1.21)
I	20.91	(0.05)	4.28	4.23	(0.04)	—	(0.04)	25.10	20.23	495,439	0.93	0.93	(0.22)
R3	21.17	(0.18)	4.32	4.14	—	—	—	25.31	19.56	10,772	1.49	1.49	(0.77)
R4	21.37	(0.10)	4.36	4.26	—	—	—	25.63	19.93	42,770	1.17	1.17	(0.44)
R5	21.52	(0.03)	4.40	4.37	(0.04)	—	(0.04)	25.85	20.34	14,203	0.87	0.87	(0.14)
Y	21.59	(0.01)	4.42	4.41	(0.06)	—	(0.06)	25.94	20.44	136,662	0.77	0.77	(0.04)

For the Year Ended October 31, 2009 (E)
A	$18.60	$0.02	$2.07	$2.09	$—	$—	$—	$20.69	11.24%	$746,980	1.47%	1.24%	0.11%
B	15.16	(0.09)	1.70	1.61	—	—	—	16.77	10.62	36,371	2.36	1.84	(0.53)
C	15.21	(0.13)	1.70	1.57	—	—	—	16.78	10.32	173,788	2.04	2.04	(0.72)
I	18.74	0.02	2.15	2.17	—	—	—	20.91	11.58	360,198	0.99	0.99	0.23
R3	19.08	(0.04)	2.13	2.09	—	—	—	21.17	10.95	8,468	1.55	1.55	(0.28)
R4	19.19	0.01	2.17	2.18	—	—	—	21.37	11.36	35,421	1.21	1.21	0.05
R5	19.28	0.02	2.22	2.24	—	—	—	21.52	11.62	11,967	0.92	0.92	0.20
Y	19.31	0.10	2.18	2.28	—	—	—	21.59	11.81	172,228	0.80	0.80	0.50

(A)  Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(B)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)   Adjustments include waivers and reimbursements, if applicable.

(D)  Class L was merged into Class A on August 5, 2011.

(E)   Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover:

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	120	%(A)
For the Year Ended October 31, 2012	116
For the Year Ended October 31, 2011	121
For the Year Ended October 31, 2010	115
For the Year Ended October 31, 2009	137

(A)

During the year ended October 31, 2013, The Hartford Growth Opportunities Fund incurred $2.8 million in sales of securities held associated with the transition of assets from The Hartford Fundamental Growth Fund, which merged into the Fund on February 22, 2013. These sales are excluded from the portfolio turnover rate calculation.

INDEX OF APPENDICES

Appendix A:         Agreement and Plan of Reorganization

Appendix B: 5% Beneficial Owners of Fund Shares as of February 10, 2014

APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [     ] day of [     ], 2014, by The Hartford Mutual Funds II, Inc., a Maryland corporation (“Hartford Mutual Funds II” or the “Company”), with its principal place of business at P.O. Box 2999, Hartford, CT 06104, on behalf of The Hartford Growth Opportunities Fund (“Acquiring Fund”) and The Hartford Growth Fund (“Acquired Fund”), a separate series of the Company.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”).  The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of Hartford Mutual Funds II, a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of Hartford Mutual Funds II have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of Hartford Mutual Funds II have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.              TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.                         Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein.  Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein (“Closing Date”).

1.2.                         The property and assets of Hartford Mutual Funds II attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”).  The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3.                         The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date.  The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”).  On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.                         Immediately following the actions contemplated by paragraph 1.1 herein, Hartford Mutual Funds II shall take such actions necessary to complete the liquidation of the Acquired Fund.  To complete the liquidation, Hartford Mutual Funds II, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein (“Acquired Fund Shareholders”), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate.  Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares to be so credited to the Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquired Fund Shareholders, respectively, shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date.  All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3.  The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares in connection with the Reorganization.

1.5.                         Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3 herein.

1.6.                         Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.              VALUATION

2.1.                         The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by Hartford Mutual Funds II’s Board of Directors.

2.2.                         The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and valuation procedures established by Hartford Mutual Funds II’s Board of Directors.

2.3.                         The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.

2.4.                         All computations of value shall be made by Hartford Funds Management Company, LLC (“HFMC”), in its capacity as Fund Accountant for the Company, and shall be subject to confirmation by the Company’s Treasurer.

3.              CLOSING AND CLOSING DATE

3.1.                         The Closing Date shall be a date to be determined by an officer of the Company, or such other date as the parties may agree.  All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time.  The Closing shall be held at the offices of the Company.

3.2.                         Hartford Mutual Funds II shall direct JPMorgan Chase Bank, N.A., as custodian for the Acquired Fund (“Custodian”), to deliver to the Company at the Closing a certificate of an authorized officer of the Custodian stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund.  Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3.                         The Company shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Company (“Transfer Agent”), to deliver to the Company at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Secretary of the Company shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein.  At the Closing, the Company shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4.                         In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of Hartford Mutual Funds II, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.              REPRESENTATIONS AND WARRANTIES

4.1.                         Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Hartford Mutual Funds II, Hartford Mutual Funds II, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)                                 The Acquired Fund is duly organized as a series of Hartford Mutual Funds II, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under Hartford Mutual Funds II’s Articles of Incorporation, as amended from time to time (“Charter”), to own all of its Assets and to carry on its business as it is now being conducted;

(b)                                 Hartford Mutual Funds II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)                                  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)                                 The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                                  On the Valuation Date, Hartford Mutual Funds II, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Hartford Mutual Funds II, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)                                   The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Hartford Mutual Funds II’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Mutual Funds II, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Mutual Funds II, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)                                  All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)                                 No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Hartford Mutual Funds II’s knowledge, threatened against Hartford Mutual Funds II, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  Hartford Mutual Funds II, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)                                     The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2013 have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(j)                                    Since October 31, 2013, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)                                 On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of Hartford Mutual Funds II, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)                                     For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(m)                             All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford Mutual Funds II and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws.  All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)                                 The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford Mutual Funds II, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of Hartford Mutual Funds II, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)                                 The information to be furnished by the Acquired Fund for use in registration statements, information statement materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)                                 The combined information statement and prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.                         Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of Hartford Mutual Funds II, Hartford Mutual Funds II, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)                                 The Acquiring Fund is duly organized as a series of Hartford Mutual Funds II, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under the Charter to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)                                 Hartford Mutual Funds II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)                                  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)                                 The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                                  The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Hartford Mutual Funds II’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Mutual Funds II, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Mutual Funds II, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)                                   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Hartford Mutual Funds II, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  Hartford Mutual Funds II, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(g)                                  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at October 31, 2013 have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(h)                                 Since October 31, 2013, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions.  For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(i)                                     On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of Hartford Mutual Funds II no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)                                    For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code;

(k)                                 All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford Mutual Funds II and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)                                     The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the

Directors of Hartford Mutual Funds II, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Hartford Mutual Funds II, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)                             The Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(n)                                 The information to be furnished by the Acquiring Fund for use in registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(o)                                 The Information Statement to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.              COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.                         The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.                         The Acquired Fund covenants that the Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.                         Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4.                         Hartford Mutual Funds, on behalf of the Acquired Fund, will prepare and file an Information Statement (referred to in paragraph 4.1(p) herein) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934

Act and the 1940 Act.  The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.5.                         The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6.                         Hartford Mutual Funds II, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of Hartford Mutual Funds II, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of Hartford Mutual Funds II, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.7.                         The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Hartford Mutual Funds II, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Hartford Mutual Funds’ election, to the performance by Hartford Mutual Funds II, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.                         All representations and warranties of Hartford Mutual Funds II, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.                         Hartford Mutual Funds II, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by Hartford Mutual Funds II’s President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of Hartford Mutual Funds II, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.                         Hartford Mutual Funds II, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Mutual Funds II, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.                         The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of Hartford Mutual Funds II, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at Hartford Mutual Funds II’s election, to the performance by Hartford Mutual Funds II, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.                         All representations and warranties of Hartford Mutual Funds II, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.                         Hartford Mutual Funds II shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Hartford Mutual Funds II;

7.3.                         Hartford Mutual Funds II, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of Hartford Mutual Funds II, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.                         Hartford Mutual Funds II, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Mutual Funds II, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.                         The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

7.6.                         The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford Mutual Funds II, on behalf of the Acquired Fund, Hartford Mutual Funds II may, at its option, refuse to consummate the transactions contemplated by this Agreement.  If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford Mutual Funds II, on behalf of the Acquiring Fund, Hartford Mutual Funds II may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1.                         The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of Hartford Mutual Funds II, and each party shall have delivered to the other certified copies of the resolutions evidencing such approval;

8.2.                         On the Closing Date no action, suit or other proceeding shall be pending or, to the Company’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.                         All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4.                         The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.                         The Company shall have received the opinion of counsel to the Company addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company.  Notwithstanding anything herein to the contrary, the Company may not consummate such transactions contemplated by the Agreement if this condition is not satisfied.

9.              INDEMNIFICATION

9.1.                         Hartford Mutual Funds II, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2.                         Hartford Mutual Funds II, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this

Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.       BROKERAGE FEES AND EXPENSES

10.1.                  Hartford Mutual Funds II, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.                  The expenses relating to the proposed Reorganization will be borne solely by HFMC or its affiliate.  No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and brokerage-related expenses incurred in connection with the Reorganization.  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Information Statement, legal fees, accounting fees and securities registration fees.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.                  The Company have not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

11.2.                  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.

12.       TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of Hartford Mutual Funds II’s Board of Directors, on behalf of either the Acquiring Fund or the Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.      AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company.

14.       HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.                  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.                  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.3.                  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

THE HARTFORD MUTUAL FUNDS II, INC.,
on behalf of its series,
THE HARTFORD GROWTH FUND

By:

Name: James E. Davey
Title: President

THE HARTFORD MUTUAL FUNDS II, INC.,
on behalf of its series,

HARTFORD GROWTH OPPORTUNITIES FUND

By:

Name: James E. Davey
Title: President

With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

HARTFORD FUNDS MANAGEMENT COMPANY, LLC

By:

Name: Gregory A. Frost
Title: Chief Financial Officer

APPENDIX B: 5% BENEFICIAL OWNERS OF FUND SHARES AS OF FEBRUARY 10, 2014

The Hartford Growth Fund

Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned

Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ	924232.00	5.29%
Class A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	3617096.57	20.71%
Class B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ	16531.38	5.90%
Class B	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	46418.63	16.57%
Class B	PERSHING LLC JERSEY CITY NJ	19371.70	6.91%
Class C	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ	130346.04	5.95%
Class C	PERSHING LLC JERSEY CITY NJ	133769.42	6.11%
Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL	430194.96	19.64%
Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	216885.59	9.90%
Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL	203715.18	9.30%
Class C	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA	178798.95	8.16%
Class C	UBS WM USA ATTN: DEPARTMENT MANAGER WEEHAWKEN NJ	148525.96	6.78%
Class I	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	9329813.91	88.98%
Class R3	ALERUS FINANCIAL FBO ALERUS FINANCIAL CUST FBO ABC GREGOIRE DAYCARE & LEARNING ATTN LORI SAINT PAUL MN	13405.21	27.17%
Class R3	CAPITAL BANK & TRUST COMPANY TTEE AB & T 401 K PLAN C/O FASCORE LLC GREENWOOD VLG CO	2509.87	5.09%
Class R3	MG TRUST COMPANY CUST. FBO CLARKSTON SCHOOL DISTRICT J250-185 DENVER CO	2759.08	5.59%
Class R3	LYN KUTZELMAN FBO ALC INCORPORATED 401 K PROFIT SHARING PLAN & TRUST ATKINSON NH	3462.47	7.02%
Class R3	MID ATLANTIC TRUST COMPANY FBO UNISON HEALTH SERVICES INC 401 K PROFIT SHARING PLAN & TRUST PITTSBURGH PA	5183.77	10.51%
Class R3	FRONTIER TRUST COMPANY FBO BRIAN W DOSSETT M D LTD PROFIT SHA FARGO ND	8669.43	17.57%
Class R4	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT	127020.99	80.59%

Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
Class R5	NFS LLC FEBO MICHAEL W& CAROLYN D LAGOS DIANE L STONE TTEE INTL WEALTH INSR 401(K) PL TRSTEE DIAMOND BAR CA	2002.64	78.88%
Class R5	MID ATLANTIC TRUST COMPANY FBO QUALITY EQUIPMENT SUPPLY INC 401(K) PROFIT SHARING PLAN & TRUST PITTSBURGH PA	536.19	21.12%
Class Y	NFSC FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K COVINGTON KY	221121.77	95.48%

* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

The Hartford Growth Opportunities Fund

Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned

Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ	1698044.72	6.50%
Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA	1890216.27	7.23%
Class A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	4434337.56	16.97%
Class B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL	81544.85	10.72%
Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	87558.08	11.51%
Class B	PERSHING LLC JERSEY CITY NJ	94380.45	12.41%
Class B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT JERSEY CITY NJ	49918.55	6.56%
Class B	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA	49641.00	6.53%
Class B	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	101145.71	13.30%
Class C	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ	677189.51	11.08%
Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL	1102494.22	18.04%
Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	675491.05	11.05%
Class C	PERSHING LLC JERSEY CITY NJ	305796.07	5.00%
Class C	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA	1279914.75	20.94%
Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL	355343.27	5.81%
Class I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL	9264941.38	27.22%
Class I	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA	18346612.55	53.90%
Class I	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	2753364.58	8.09%
Class R3	STATE STREET BANK AND TRUST CO CUST FBO ADP ACCESS BOSTON MA	70683.33	10.68%
Class R3	WILMINGTON TRUST RISC TTEE FBO TNEMEC COMPANY INC 401(K) SAVINGS PLAN PHOENIX AZ	35236.68	5.32%

Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
Class R3	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL	48627.34	7.34%
Class R3	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT	303987.34	45.91%
Class R4	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL	93808.36	8.64%
Class R4	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT	877070.61	80.80%
Class R5	MERCER TRUST CO TTEE FBO EDWARD D JONES & CO DEFFDCOMP PLAN ATTN DC PLAN ADMIN NORWOOD MA	2334023.67	99.24%
Class Y	WELLINGTON TRUST CO FBO WELLINGTON RET & PENSION PLAN BOSTON MA	201296.96	13.68%
Class Y	WEST VIRGINIA SAVINGS PLAN COMM EST WEST VIRGINIA SAVINGS PLAN ATTN SHARON LEIS WOODBURY MN	217488.64	14.78%
Class Y	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS HARRISON NY	219065.36	14.89%

* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

PART B

The Hartford Mutual Funds II, Inc.

P.O. Box 55022

Boston, MA 02205-5022

Statement of Additional Information

March 5, 2014

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

The Hartford Growth Fund	Hartford Growth Opportunities Fund

This Statement of Additional Information is available to the shareholders of The Hartford Growth Fund (“Growth”) in connection with the proposed transaction whereby all of the assets and liabilities of Growth will be transferred to Hartford Growth Opportunities Fund in exchange for shares of Hartford Growth Opportunities Fund (“Growth Opportunities,” and together with Growth, the “Funds”).

This Statement of Additional Information of Growth Opportunities consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.                                      The Combined Statement of Additional Information for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. dated March 1, 2013 (File Nos. 333-02381/811-07589 and 002-11387/811-00558, respectively);

2.                                      The Financial Statements of Growth and Growth Opportunities as included in each Fund’s Annual Report filed for the year ended October 31, 2013 (File Nos. 811-00558); and

3.                                      Unaudited Financial Statements of Growth and Growth Opportunities as included in each Fund’s Semi Annual Report filed for the period ended April 30, 2013 (File Nos. 811-00558).

This Statement of Additional Information is not a prospectus.  An Information Statement/Prospectus dated February 28, 2014 relating to the transaction may be obtained, without charge, by writing to The Hartford Mutual Funds II, Inc., P.O. Box 55022, Boston, MA 02205-5022 or calling 1-888-843-7824.  This Statement of Additional Information should be read in conjunction with the Information Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

Unaudited narrative pro forma financial information is presented below for the Reorganization.  Growth Opportunities is expected to be the accounting survivor of the Reorganization.

The unaudited pro forma information set forth below for the twelve month period ended on October 31, 2013, is intended to present supplemental data as if the Reorganization, as noted in Table 1 below, had occurred at the beginning of the period.  The Reorganization does not require Shareholder approval.

Note 1 - Reorganization

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by Growth Opportunities or its shareholders as a result of the Reorganization. Growth and Growth Opportunities are registered open-ended management investment companies.  The Reorganization would be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Growth by Growth Opportunities in exchange for shares of Growth Opportunities and the distribution of such shares to Growth’s shareholders in complete liquidation of Growth. The table below shows the common shares that Growth’s shareholders would have received if the Reorganization were to have taken place on October 31, 2013.

Growth	Shares Exchanged (thousands)
Class A	9,806
Class B	175
Class C	1,221
Class I	5,712
Class R3	23
Class R4	86
Class R5	12
Class Y	283

Note 2 — Basis of Pro Forma

In accordance with accounting principles generally accepted in the United States of America, the Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from Growth will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be Growth Opportunities) with amounts distributable to shareholders for tax purposes.

Net Assets Applicable to Common Shares

as of October 31, 2013 (thousands)

	Growth Opportunities	Growth	Combined Fund Pro Forma
Class A	$982,699	$379,258	$1,361,957
Class B	$24,296	$5,331	$29,627
Class C	$176,392	$37,227	$213,619
Class I	$1,288,778	$225,416	$1,514,194
Class R3	$24,924	$932	$25,856
Class R4	$44,353	$3,447	$47,800
Class R5	$20,243	$512	$20,755
Class Y	$57,712	$11,627	$69,339
TOTAL	$2,619,397	$663,750	$3,283,147

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Combined Fund Pro Forma financial information as if the Reorganization had taken place on the first day of the 12-month period ended October 31, 2013 using the fee and expense information shown in the Information Statement. The pro forma information has been derived from the books and records used in calculating daily net asset values of Growth and Growth Opportunities and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. Percentages presented below are the increase (decrease) in expenses divided by the Combined Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

Fee and Expense Increase (Decrease)
Dollar Amount
Net Expense Category
Management Fees(1)	$(250,000)
Administrative Services Fees	$—
Transfer Agent Fees	$—
Distribution Fees	$—
Custodian Fees(2)	$(906)
Accounting services Fees(1)	$—
Registration and Filing Fees(2)	$(113,966)
Board of Directors Fees(2)	$(2,286)
Audit Fees(2)	$(10,000)
Other Expenses(2)	$(37,051)
Total Expenses (before waivers)	$(414,209)
Expense Waivers	$163,106
Transfer Agent Fee Waivers	$—
Total Pro Forma Net Expense Adjustment	$(251,103)

(1)         Reflects Growth Opportunities’ management fee and accounting fee rates on combined average net assets. As a result of the Reorganization and the increase in combined average net assets, these rates will decrease per the provisions of the rate schedule in the Management and Performance section of the prospectus.

(2)         Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of Growth Opportunities are expected as a result of the Reorganization.

Note 4 — Reorganization Costs

The Reorganization costs (whether or not the Reorganization is consummated) will be borne by the investment adviser. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganization had occurred as of October 10, 2013, Growth Opportunities would not have been required to dispose of any securities of Growth in order to comply with its investment restrictions.  Subsequent to the Reorganization, it is expected that there will be portfolio realignment of Growth Opportunities (of securities acquired from Growth).  This is because Growth Opportunities has a different portfolio manager with a different investment style than Growth.  As of January 2014, the amount of securities that are expected to be sold after the Reorganization is approximately less than 10% of the combined total assets of Growth and Growth Opportunities. The investment adviser does not expect the related trading costs to be significant.

Note 5 — Accounting Survivor

Growth Opportunities will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of Growth Opportunities.

Note 6 — Capital Loss Carryforward

As of October 31, 2013, the Funds had no capital loss carryforwards.

PART C

OTHER INFORMATION

Item 15.                                             Indemnification

Article V, paragraph (f) of the Registrant’s Articles of Amendment and Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant’s board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b).  This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted).  A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.                     Exhibits

1.(i)	Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007

1.(ii)	Articles Supplementary dated March 14, 2007 (incorporated by reference to Post-Effective Amendment No. 103 to Registration Statement on Form N-1A (File No. 002-11387) filed on May 30, 2007)

1.(iii)	Articles Supplementary dated July 9, 2010 (incorporated by reference to Post-Effective Amendment No. 111 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2010)

1.(iv)	Articles of Amendment dated February 25, 2011 (incorporated by reference to Post-Effective Amendment No. 115 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2011)

1.(v)	Articles Supplementary dated August 10, 2011(incorporated by reference to Post-Effective Amendment No. 115 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2011)

2.

Amended and Restated By-Laws amended November 4, 2010 (incorporated by reference to Post-Effective Amendment No. 111 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2010)

3.	Not Applicable

4.	Form of Agreement and Plan of Reorganization is incorporated herein as Appendix

A to the combined Information Statement/Prospectus

5.	Not Applicable

6.(i)

Investment Management Agreement with Hartford Funds Management Company, LLC dated January 1, 2013 (incorporated by reference to Post-Effective Amendment No. 120 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2013)

6.(ii)

Form of Investment Sub-Advisory Agreement with Wellington Management Company, LLP dated January 1, 2013  (incorporated by reference to Post-Effective Amendment No. 120 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2013)

7.(i)	Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 120 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2013)

7.(ii)

Amendment No. 1 to Principal Underwriting Agreement dated November 22, 2013 (incorporated by reference to Post-Effective Amendment No. 122 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 19, 2013)

7.(iii)

Form of The Hartford Mutual Funds, Inc. and Hartford-Fortis Series Fund, Inc. Selling Agreement (incorporated by reference to Post- Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

8.	Not Applicable

9.(i)

Master Custodian Contract with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 102 to Registration Statement on Form N-1A (File No. 002-11387) filed on March 15, 2007)

9.(ii)

Master Custodian Contract with JP Morgan Chase Bank, N.A. (incorporated by reference to Post-Effective Amendment No. 120 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2013)

10.(i)

Rule 12b-1 Plan of Distribution as amended January 1, 2013  (incorporated by reference to Post-Effective Amendment No. 120 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2013)

10.(ii)	Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment No. 120 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2013)

11.	Opinion and Consent of Counsel as to legality of the securities being registered (filed herewith)

12.	Form of Opinion and Consent of Dechert LLP as to tax matters (filed herewith)

13.(i)

Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company dated February 1, 2006 (incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 15, 2006)

13.(ii)

Amendment No. 1 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

13.(iii)

Amendment No. 2 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 99 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2006)

13.(iv)

Amendment No. 3 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008)

13.(v)

Amendment No. 4 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008)

13.(vi)

Amendment No. 5 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 26, 2010)

13.(vii)

Amendment No. 6 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 26, 2010)

13.(viii)

Amendment No. 7 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 111 to Registration Statement on Form N-1A (File No. 002-11387) filed on

December 15, 2010)

13.(ix)

Amendment No. 8 to Transfer Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 120 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2013)

13.(x)

Amendment No. 9 to Transfer Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 120 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2013)

13.(xi)	Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 120 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2013)

13.(xii)

Amendment No. 1 to the Fund Accounting Agreement dated November 22, 2013 (incorporated by reference to Post-Effective Amendment No. 122 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 19, 2013)

13.(xiii)

Amended and Restated Expense Limitation Agreement dated November 22, 2013  (incorporated by reference to Post-Effective Amendment No. 122 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 19, 2013)

13.(xiv)	Transfer Agency Fee Waiver Agreement (incorporated by reference to Post-Effective Amendment No. 105 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2008

13.(xv)	Form of Sub-Advisory Fee Waiver Agreement (incorporated by reference to Post-Effective Amendment No. 120 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2013)

14.	Consent of Independent Registered Public Accounting Firm (incorporated by reference to the Combined Information Statement/Prospectus on Form N-14 (File No. 333-193428) filed on January 17, 2014)

15.	Not Applicable

16.	Power of Attorney dated February 4, 2014 (filed herewith)

Item 17.                                             Undertakings

1.                           The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of  Rule 145(c) of the Securities

Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.                           The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf by the Registrant, in the Township of Radnor, Commonwealth of Pennsylvania, on the 19th day of February, 2014.

THE HARTFORD MUTUAL FUNDS II, INC.

By:	/s/ James E. Davey
James E. Davey
President

As require by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	Director, President,
James E. Davey	Chief Executive Officer	February 19, 2014

/s/ Mark A. Annoni	Controller & Treasurer	February 19, 2014
Mark A. Annoni	(Chief Accounting Officer &
Chief Financial Officer)

*	Director	February 19, 2014
Lynn S. Birdsong

*	Chairman of the Board	February 19, 2014
Robert M. Gavin, Jr.	and Director

*	Director	February 19, 2014
Duane E. Hill

*	Director	February 19, 2014
Sandra S. Jaffee

*	Director	February 19, 2014
William P. Johnston

*	Director	February 19, 2014
Phillip O. Peterson

*	Director	February 19, 2014
Lemma W. Senbet

*	Director	February 19, 2014
Lowndes A. Smith

/s/ Edward P. Macdonald		February 19, 2014
* By Edward P. Macdonald
Attorney-in-fact

*	Pursuant to Power of Attorney dated February 4, 2014 (filed herewith).

EXHIBIT INDEX

Exhibit No.

11.	Opinion and Consent of Counsel as to legality of the securities being registered

12.	Form of Opinion and Consent of Dechert LLP as to tax matters

16.	Power of Attorney